EXECUTION VERSION

Exhibit 10.1

Execution Version

SECOND AMENDMENT TO THE

RECEIVABLES FINANCING AGREEMENT

This SECOND AMENDMENT TO THE RECEIVABLES FINANCING AGREEMENT (this “Amendment”), dated as of August 8, 2022, is entered into by and among the following parties:

(i)
AVEANNA SPV I, LLC, as Borrower;
(ii)
AVEANNA HEALTHCARE LLC, as initial Servicer;
(iii)
PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Administrative Agent and a Lender; and
(iv)
PNC CAPITAL MARKETS LLC, as Structuring Agent.

Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Receivables Financing Agreement described below.

BACKGROUND

A.
The parties hereto are parties to the Receivables Financing Agreement, dated as of November 12, 2021 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Financing Agreement”).
B.
Concurrently herewith, Aveanna Healthcare LLC, as buyer and servicer, PNC, as administrative agent, and the new Originators are entering into a Joinder to the First Tier Sale Agreement (the “Joinder Agreement”).
C.
Concurrently herewith , the parties hereto are entering into that certain amended and restated administrative agent fee letter (the “Restated Agent Fee Letter”)
D.
The parties hereto desire to amend the Receivables Financing Agreement as set forth herein.

NOW, THEREFORE, with the intention of being legally bound hereby, and in consideration of the mutual undertakings expressed herein, each party to this Amendment hereby agrees as follows:

SECTION 1.
Amendments to the Receivables Financing Agreement. The Receivables Financing Agreement is hereby amended as shown on the marked pages of the Receivables Financing Agreement attached hereto as Exhibit A.

DOCVARIABLE #DNDocID \* MERGEFORMAT 748407359 21689858

SECTION 2.
Representations and Warranties of the Borrower and Servicer. The Borrower and the Servicer hereby represent and warrant to each of the parties hereto as of the date hereof as follows:
(a)
Representations and Warranties. The representations and warranties made by it in the Receivables Financing Agreement and each of the other Transaction Documents it which it is a party are true and correct as of the date hereof and after giving effect to this Amendment.
(b)
Enforceability. The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment, the Receivables Financing Agreement (as amended hereby) and the other Transaction Documents to which it is a party are within its organizational powers and have been duly authorized by all necessary action on its part, and this Amendment, the Receivables Financing Agreement (as amended hereby) and the other Transaction Documents to which it is a party are (assuming due authorization and execution by the other parties thereto) its valid and legally binding obligations, enforceable in accordance with its terms, except (x) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws from time to time in effect relating to creditors’ rights, and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.
(c)
No Event of Default. No Event of Default or Unmatured Event of Default has occurred and is continuing, or would occur as a result of this Amendment or the transactions contemplated hereby.
SECTION 3.
Effect of Amendment; Ratification. All provisions of the Receivables Financing Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Financing Agreement (or in any other Transaction Document) to “this Receivables Financing Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Financing Agreement shall be deemed to be references to the Receivables Financing Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Financing Agreement other than as set forth herein. The Receivables Financing Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.
SECTION 4.
Effectiveness. This Amendment shall become effective as of the first date on which (i) each of the parties hereto executes and delivers a counterpart hereof to the Administrative Agent, (ii) the Administrative Agent shall have received each of the documents, agreements (in fully executed form), opinions of counsel, lien search results, security interest filings, certificates and other deliverables listed on the closing memorandum attached as Exhibit B hereto, in each case, in form and substance acceptable to the Administrative Agent and (iii) all fees and expenses payable by the Borrower on the date hereof to the Credit Parties have been paid in full in accordance with the terms of the Transaction Documents.

2

DOCVARIABLE #DNDocID \* MERGEFORMAT 748407359 21689858

SECTION 5.
Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 6.
Transaction Document. This Amendment shall be a Transaction Document for purposes of the Receivables Financing Agreement.
SECTION 7.
Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 8.
GOVERNING LAW AND JURISDICTION.
(a)
THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF, EXCEPT TO THE EXTENT THAT THE PERFECTION, THE EFFECT OF PERFECTION OR PRIORITY OF THE INTERESTS OF ADMINISTRATIVE AGENT OR ANY LENDER IN THE COLLATERAL IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK).
(b)
EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO (I) WITH RESPECT TO THE BORROWER AND THE SERVICER, THE EXCLUSIVE JURISDICTION, AND (II) WITH RESPECT TO EACH OF THE OTHER PARTIES HERETO, THE NON-EXCLUSIVE JURISDICTION, IN EACH CASE, OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING (I) IF BROUGHT BY THE BORROWER, THE SERVICER OR ANY AFFILIATE THEREOF, SHALL BE HEARD AND DETERMINED, AND (II) IF BROUGHT BY ANY OTHER PARTY TO THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENT, MAY BE HEARD AND DETERMINED, IN EACH CASE, IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. NOTHING IN THIS SECTION 9 SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER CREDIT PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR THE SERVICER OR ANY OF THEIR RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS. EACH OF THE BORROWER AND THE SERVICER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF

3

DOCVARIABLE #DNDocID \* MERGEFORMAT 748407359 21689858

SUCH ACTION OR PROCEEDING IN ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
SECTION 9.
Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Financing Agreement or any provision hereof or thereof.
SECTION 10.
Reaffirmation of Performance Guaranty. After giving effect to this Amendment and each of the other transactions contemplated hereby, all of the provisions of the Performance Guaranty shall remain in full force and effect and each Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.

[Signature Pages Follow]

4

DOCVARIABLE #DNDocID \* MERGEFORMAT 748407359 21689858

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

AVEANNA SPV I, LLC By: /s/ Shannon Drake Name: Shannon Drake Title: Secretary

AVEANNA HEALTHCARE LLC, as the Servicer and, solely with respect to Section 10, as a Performance Guarantor By: /s/ Shannon Drake Name: Shannon Drake Title: Secretary

S-1

Second Amendment to

Receivables Financing Agreement

(PNC/Aveanna)

DOCVARIABLE #DNDocID \* MERGEFORMAT 748407359 21689858

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent By: /s/ Eric Bruno Name: Eric Bruno Title: Managing Director

PNC BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Eric Bruno Name: Eric Bruno Title: Managing Director

S-2

Second Amendment to

Receivables Financing Agreement

(PNC/Aveanna)

DOCVARIABLE #DNDocID \* MERGEFORMAT 748407359 21689858

PNC CAPITAL MARKETS LLC, as Structuring Agent By: /s/ Eric Bruno Name: Eric Bruno Title: Managing Director

S-1

Second Amendment to

Receivables Financing Agreement

(PNC/Aveanna)

DOCVARIABLE #DNDocID \* MERGEFORMAT 748407359 21689858

With respect to Section 10:
AVEANNA HEALTHCARE HOLDINGS INC., as a Performance Guarantor By: /s/ Shannon Drake Name: Shannon Drake Title: Secretary

S-1

Second Amendment to

Receivables Financing Agreement

(PNC/Aveanna)

DOCVARIABLE #DNDocID \* MERGEFORMAT 748407359 21689858

Exhibit A

Amendments to the Receivables Financing Agreement

Exhibit A

Exhibit B

Closing Memorandum

Exhibit B